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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 30, 2000


                            W. R. BERKLEY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


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         Delaware                      0-7849                  22-1867895
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
(State or Other Jurisdiction of   (Commission File No.)   (IRS Employer
Incorporation)                                            Identification Number)
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
165 Mason Street, P.O. Box 2518, Greenwich, CT                 06836-2518
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
   (Address of Principal Executive Offices)                    (Zip Code)
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Registrant's telephone number, including area code     (203) 629-3000


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

         On October 30, 2000, Registrant issued a press release relating to its results of operations for the third quarter and the first nine months of 2000. In order to provide comparability of amounts for 1999 and 2000, a second sentence was added to Note 1 of Addendum #2 to such press release that discloses the impact of a reinsurance agreement which was in place in 1999 and not in place in 2000. A copy of the revised press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        W. R. BERKLEY CORPORATION
                                        -------------------------
                                               (Registrant)



October 31, 2000                        By:  /s/ Eugene G. Ballard
                                             -----------------------------------
                                                 Eugene G. Ballard
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer
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                                  EXHIBIT INDEX



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Exhibits:
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
99.1           Revised Press Release dated October 30, 2000
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